UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 12, 2019

LendingTree, Inc.
(Exact name of registrant as specified in charter)

Delaware	001-34063	26-2414818
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11115 Rushmore Drive, Charlotte, NC	28277
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (704) 541-5351

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	TREE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2019, at the 2019 Annual Meeting of Stockholders (the “Annual Meeting”) of LendingTree, Inc. (the “Company”), the Company’s stockholders approved the amendment and restatement of the Fifth Amended and Restated LendingTree, Inc. 2008 Stock and Annual Incentive Plan (the “Stock Plan”), which amendment and restatement became effective upon such approval. A description of the amendments approved, and of the Stock Plan as a whole, was included in the Company’s 2019 Proxy Statement prepared for the Annual Meeting filed with the Securities and Exchange Commission on April 26, 2019, under the heading “Proposal 3 - Amendment and Restatement of the Fifth Amended and Restated 2008 Stock and Annual Incentive Plan.” Such description of the amendments and of the Stock Plan as a whole are incorporated by reference into this Item 5.02 of this report.

Item 5.07.                   Submission of Matters to a Vote of Security Holders

On June 12, 2019, the Company held its Annual Meeting. The holders of an aggregate of 12,879,149 shares of the Company’s common stock were entitled to vote at the Annual Meeting and a total of 12,347,391 shares of the Company’s common stock were represented at the Annual Meeting in person or by proxy. The stockholders considered and voted on three proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2019 proxy statement prepared for the Annual Meeting.

The following are the voting results on each matter submitted for stockholder vote at the Annual Meeting.

Proposal 1. Election of Directors

The following nominees for election to the board of directors were elected, each for a one-year term or until their successor has been duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Gabriel Dalporto	11,294,997	45,973	6,213	1,000,208
Thomas Davidson	11,305,433	35,472	6,278	1,000,208
Neal Dermer	11,299,306	41,640	6,237	1,000,208
Robin Henderson	11,310,607	30,319	6,257	1,000,208
Peter Horan	11,274,669	66,284	6,230	1,000,208
Douglas Lebda	11,282,816	58,182	6,185	1,000,208
Steven Ozonian	8,287,147	3,053,752	6,284	1,000,208
Saras Sarasvathy	11,311,714	29,243	6,226	1,000,208
G. Kennedy Thompson	8,665,330	2,675,610	6,243	1,000,208
Craig Troyer	8,642,947	2,697,999	6,237	1,000,208

Proposal 2. Ratification of Independent Registered Public Accounting Firm

The board of directors’ proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year was approved based on the following votes:

For	Against	Abstentions
12,250,492	90,871	6,028

Proposal 3. Amendment and Restatement of the Fifth Amended and Restated LendingTree, Inc. 2008 Stock and Annual Incentive Plan.

The board of directors’ proposal to amend and restate the Fifth Amended and Restated LendingTree, Inc. 2008 Stock and Annual Incentive Plan was approved based on the following votes:

For	Against	Abstentions
7,646,864	3,684,552	15,767

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2019

LENDINGTREE, INC.

	By:	/s/ J.D. Moriarty
J.D. Moriarty
Chief Financial Officer